SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends and supplements Item 9.01 (“Financial Statements and Exhibits”) of the Current Report on Form 8-K filed on May 17, 2011, by Fairmount Bancorp, Inc., relating to the proposed acquisition of Fullerton Federal Savings Association (“Fullerton”). This amendment includes as Exhibit 2.2 Fullerton’s amended Plan of Conversion Merger.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 2.1 – Agreement and Plan of Conversion Merger, dated as of May 11, 2011.*

Exhibit 2.2 – Plan of Conversion Merger of Fullerton Federal Savings Association, as amended.

Exhibit 99.1 – Press release dated May 12, 2011, incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 13, 2011.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

DATE: June 22, 2011	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Agreement and Plan of Conversion Merger, dated as of May 11, 2011.*

2.2	Plan of Conversion Merger of Fullerton Federal Savings Association, as amended.

99.1	Press release dated May 12, 2011, incorporated herein by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed on May 13, 2011.

*	Previously filed.